                               AMENDMENT NO. 1 TO
                      LETTER AGREEMENT AND PROMISSORY NOTE


     THIS AMENDMENT, dated as of the 26th day of November, 1993, by and between BINKS MANUFACTURING COMPANY, a Delaware corporation, of Franklin Park, Illinois (herein called "Company"), and COMERICA BANK, a Michigan banking corporation, of Detroit, Michigan (herein called "Bank");

                                   WITNESSETH:

     WHEREAS, said parties desire to amend that certain Letter Agreement dated November 27, 1992, as amended, entered into by and between Company and Bank (herein called "Agreement");

     WHEREAS, said parties further desire to amend that certain Promissory Note dated November 27, 1992, executed by Company to Bank in the original amount of Five Million Dollars ($5,000,000.00) (herein called "Note").

     NOW THEREFORE, it is agreed that Section 1(v) of the Agreement shall be amended in its entirety as follows:

     "(v) 'Termination Date' means February 28, 1995."

     NOW, THEREFORE, it is further agreed that the Note is amended as follows:

     The maturity date of the Note shall be February 28, 1995, in lieu of November 26, 1993.

     Bank hereby notifies Company that, for the purposes of the Agreement, the Note, and all other payments, notices and communications by Company to Bank, Bank's address shall be as follows:

                            Global Banking Department
                          9th Floor, One Detroit Center
                               500 Woodward Avenue
                             Detroit, Michigan 48226

or at such other office of Bank as Bank may notify Company in writing from time to time.

     Company hereby acknowledges that Bank has extended to Binks de Mexico, S.A. de C.V. (herein called "Binks de Mexico"), a Subsidiary (as defined in the Agreement) of Company, a line of credit in the principal amount of One Hundred Fifty Thousand Dollars $150,000.00, as evidenced by a Promissory Note dated November 26, 1993 (herein called the "Binks de Mexico Note"), which note constitutes an extension and renewal of a Promissory Note previously executed and delivered by Binks de Mexico to Bank. Company previously executed and delivered unto Bank a Guaranty

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dated January 19, 1993, wherein Company unconditionally guaranteed the repayment of all indebtedness of Binks de Mexico to Bank, and Company hereby acknowledges, ratifies and affirms its liabilities and obligations under said Guaranty.
Company further acknowledges and agrees that, to the extent of the principal amount outstanding at any time under the Binks de Mexico Note, the maximum amount available for borrowing under and pursuant to the terms and conditions of the Agreement, whether Loans or Acceptances, shall be reduced by a like amount.

     Company hereby represents and warrants that, after giving effect to the amendments contained herein, (a) execution, delivery and performance of this Amendment and any other documents and instruments required under this Amendment or the Agreement are within Company's corporate powers, have been duly authorized, are not in contravention of law or the terms of Company's Articles of Incorporation or Bylaws, and do not require the consent or approval of any governmental body, agency, or authority; and this Amendment and any other documents and instruments required under this Amendment or the Agreement, will be valid and binding in accordance with their terms; (b) the continuing representations and warranties of Company set forth in Sections 15(a) through 15(f) of the Agreement are true and correct on and as of the date hereof with the same force and effect as if made on and as of the date hereof; (c) the continuing representations and warranties of Company set forth in Section 15(g) of the Agreement are true and correct as of the date hereof with respect to the most recent financial statements furnished to the Bank by Company in accordance with Section 16(a) of the Agreement; and (d) no Default or Event of Default has occurred and is continuing as of the date hereof.

     This Amendment shall be effective as of the date hereof.

     Except as modified hereby, all of the terms and conditions of the Agreement shall remain in full force and effect.

     Capitalized terms used but not otherwise expressly defined herein shall have the meanings ascribed to them in the Agreement.

     WITNESS the due execution hereof on the day and year first above written.

COMERICA BANK                                BINKS MANUFACTURING COMPANY

By: /s/ Theresa M. Owen                      By: /s/ Burke B. Roche
   ----------------------------------           --------------------------------
 Its: Assistant Vice President                Its: President
     --------------------------------             ------------------------------
                                             By:
                                                --------------------------------
                                              Its:
                                                  ------------------------------


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